Inspiring Confidence in e-Business July 2004 ? 2004 RSA Security Inc. All rights reserved

Risk Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward- looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. 3

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive 5 Risk Statements (2 of 3)

pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K filed on March 8, 2004 and Form 10-Q filed on May 6, 2004. Risk Statements (3 of 3) 7

Leadership in e-Security Leading Supplier of Identity & Access Management Solutions 2003 Revenue of $260 million, increased 12% Y/Y 1H 2004 Revenue of $148 million, increased 18% Y/Y 15,000 Customers using RSA strong two-factor authentication Over 1 billion units of software with RSA technology inside Security leadership with RSA(r) Conference & RSA Laboratories Leading critical industry standards development Liberty Alliance Project SAML PKCS DRM 2.0 RFID 9

RSA Security's Value RSA Security's value is its ability to help organizations protect their information and manage the identities of the people and applications accessing and exchanging it. 11

Distance from Core Business Change from Existing Business Systems Identity & Access Management Secure Mobile & Remote Access RSA Security Strategic Initiatives Core Transformation New Business Creation Core Value Maximization Adjacency Extension 13 Secure Enterprise Access Secure Transactions

Distance from Core Business Change from Existing Business Systems Identity & Access Management Secure Mobile & Remote Access RSA Security Strategic Initiatives Core Transformation New Business Creation Core Value Maximization Adjacency Extension 15 Secure Enterprise Access Secure Transactions

RSA Security Solutions Secure Mobile & Remote Access Secure Mobile & Remote Access Secure Enterprise Access Secure Enterprise Access Secure Transactions Secure Transactions Identity & Access Management Identity & Access Management 17

Authentication in the Enterprise The Business Problem Need to protect corporate resources Inconsistent user experience Inability to meet regulatory compliance Inability to audit Escalating help desk costs 19

RSA SecurID(r) for Microsoft(r) Windows(r) Secure Simple Auditable Beta program scheduled to commence May 2004 Commercial availability expected in Q3 2004 21

18M strong authentication users 72M remote access users The Market Opportunity Source: RSA Security estimates as of year-end 2003 >300M online business users 23

Q2 2004 Financial Results Strong Q2 Operating Metrics Revenues increased to $75.6M Increased 19% versus prior year Product & Service Backlog @ $16M Above Q2 guidance of $71-74M GAAP Earnings per share $.12 Above Q2 guidance of $.09-.11/sh Cash increased by $26M to $245M DSO of 42 days Cash Flow from Operations $.30/sh Deferred Revenue Increased to $40M Q2 2003 Revenue Q2 2004 Revenue Enterprise 58.335 68.742 Developer 5.067 6.835 $ in Millions 25 $63.4 $75.6

Operating Results Q1 2003 - Q2 2004 27 27

Diverse Vertical Markets Q2 2004 Revenue* *Based on company estimates Added 1,500 New Customers in 1H 2004 15,000 Customers Worldwide 29 29

Financial Results Balance Sheet Summary 31 31 $ in millions

Financial Performance P&L % of Revenue Q1 2003 - Q2 2004 33

Investment Summary Strong and growing market leadership position Growth opportunities in core and adjacent markets Increasing need for I&AM and strong security as companies web-enable their businesses Proven products and technology Increasing leverage in our operating model Focus on driving cash flow, profitability and revenue Building Shareholder Value and Confidence 35